Exhibit 99.1

A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Investor Presentation June 20, 2017

2 Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products financial position, operating results and prospects , the Company’s pipeline or potential markets therefore, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

3 Experienced Senior Management Team 3 With ANI Since Previous Affiliation Arthur S Przybyl President and CEO 2009 Akorn Stephen Carey VP, Finance and CFO 2016 Par Pharmaceutical James Marken SVP, Operations & Prod. Development 2007 Solvay Robert Schrepfer SVP, BD and Specialty Sales 2013 Healthcare Value Capital David Sullivan VP, Quality Operations 2014 Boston Scientific Ellen Camos VP, Regulatory Affairs 2012 Sandoz Mark Ginski VP, Corticotropin Development 2016 Mallinckrodt Karen Quinn VP, Corticotropin Regulatory Affairs 2017 Takeda

4 Building a Stable Base with Diversified Growth What we do: Acquire, develop, manufacture and commercialize GENERIC Rx products Acquire, manufacture and commercialize MATURE BRAND Rx products Provide high quality CONTRACT MANUFACTURING services to select clients Our strategy: Assemble a portfolio of limited competition / high barrier product opportunities Acquire previously approved A/NDA products to minimize development risk Control quality and own the manufacturing process as possible 4 ANI Objective Create long term shareholder value by building a sustainable and growing base business in Generic and Mature Brand Rx products while advancing a transformational opportunity to re - commercialize Cortrophin ® Gel and Cortrophin - Zinc ® Cortrophin® and Cortrophin - Zinc® are registered trademarks subject to trademark protection and are owned by ANI Pharmaceuticals, Inc. and its consolidated subsidiaries

5 Three Platforms Form Strong Base Business 5 Generic Rx Brand Rx CMO Company estimates, IMS Health - March 2017 • 22 commercial products • 1Q17 net revenues: $26.6M (+101% vs. 1Q16) • 74 Pipeline products – 43 previously approved and can be re - commercialized via CBE30 or Prior Approval Supplement • Addressable market of pipeline = $2.5B • 7 commercial products • 1Q17 net revenues: $8.0M (+44% vs. 1Q16) • 3 Pipeline products – Cortrophin Gel, Cortrophin - Zinc and Vancocin ™ Oral Solution • Addressable market of pipeline = $1.3B • 4 customers / 7 SKUs • 1Q17 net revenues: $1.8M (+30% vs. 1Q16)

6 $30 $56 $76 $129 $8 $27 $43 $61 7 10 16 25 29 0 5 10 15 20 25 30 $0 $30 $60 $90 $120 $150 $180 $210 2013 2014 2015 2016 2017 Net Revenues Adjusted EBITDA Commercial Products Growth Led by New Product Introductions 6 ($s millions) Net Revenues $181 - $190 Adj. EBITDA $73.1 - $77.2 * * 29 Commercial Products as of May 31, 2017 Guidance

7 Transformational Acquisition: Cortrophin Assets 7 Jan. 2016 - ANI Acquires Two NDAs from Merck for $75 Million + % Net Sales • NDA #008975 Purified Cortrophin Gel, 40 units/mL and 80 units/mL • NDA #009854 Cortrophin - Zinc, 40 units/mL • Drug Master File 4181 for corticotropin (withdrawn) • API Process “know - how” ANI Rationale The market opportunity and durability of the corticotropin products, together with the approved regulatory status, creates a compelling and potentially transformational asset unique to the pharmaceutical marketplace

8 Cortrophin - A Compelling Strategic Opportunity Regulatory and Development Considerations Approved NDAs/Discontinued Marketing: Clear and abbreviated pathway to re - commercialization Acquired: NDAs, DMF* and other documentation (e.g. batch records, historical data) 8 Value Creation Provides Patients, Payors and Physicians with valuable therapeutic option Potential to generate substantial revenues and cash flow High risk - adjusted ROI and NPV Commercial Considerations $1B+ U.S. market opportunity today and growing Provides patients, prescribers and payors with valuable therapeutic alternative Broad label / concentrated prescriber base Durable assets: high barrier to generic entry, ANI’s products represent the last of the dormant corticotropin filings that were not withdrawn via Federal Register * DMF = drug master file

9 Cortrophin - Path to Re - Commercialization 9 Modernize Analytical Methods Manufacture API File sNDA Manufacture Drug Product Finalize Regulatory Strategy Engage FDA Source Pig Pituitary Build Dedicated ANI Team Acquisition Closed Key Steps • Establish pig pituitary supply chain • Successfully manufacture drug substance (API) • Develop/modernize analytical methods • Demonstrate process characterization (lot to lot consistency) • Manufacture drug product • Demonstrate comparability to historically manufactured product

Uniquely Experienced Team Assembled

Build Dedicated ANI Team

Mark Ginski, PhD – VP Corticotropin Product Development (Project Team Leader)

- Joined ANI in 2016 from Mallinckrodt
- Previously responsible for modernizing the CMC package of discontinued peptide-based products and preparing them for re-commercialization

Cortrophin Analytics Team

- Director of Cortrophin Analytics – 25 years experience in large molecule analytics, biochemistry and bioinformatics
- Direct experience developing and modernizing analytical methods for API and drug products derived from porcine tissue
- Team of five scientists includes one scientist working on-site at ANI's API contract manufacturer

Cortrophin API Manufacturing Team

- Two former managers from Diosynth, historical API manufacturer
- Provide valuable hands-on historical experience with manufacturing and testing the most recent commercial lots of API
- Instrumental in the successful completion of manufacturing the initial batch of corticotropin API

Karen Quinn, PhD – VP Corticotropin Regulatory Affairs

- Joined ANI in 2017 from Takeda, led global biologics regulatory CMC group
- Previously led regulatory package update for successful FDA approval of Creon® a drug product whose API is derived from porcine animal tissue ani Pharmaceuticals, Inc.
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11 Partner Secured for Pituitary Source 11 Source Pig Pituitary Supply Secured commercial scale quantities of pig pituitary glands from a leading pork producer in the U.S. Supplier has multiple U.S. - based sites that can meet ANI’s requirements Supplier is currently harvesting porcine glands for other FDA approved drug products Currently building inventory to support API needs for next 12 months Quality Quality audits scheduled for all slaughter houses supplying pituitary glands Quality processes in place to ensure all raw material processing is compliant with applicable FDA/USDA/PQA guidelines

12 Modernize API Manufacturing Process & Analytics 12 Manufacture API Reproduce/Modernize Historical API Manufacturing Process Manufacturing Process ▪ Reduce process from “paper” to practice with minimal process changes ▪ Modernize process / equipment for compliance and quality ▪ Comprehensive understanding from tissue extraction through purification ▪ Establish in - process controls / critical process parameters U.S. API Contract Manufacturer Secured ▪ Extensive experience manufacturing animal - derived APIs for FDA approved commercial drug products ▪ Quality audit successfully completed ▪ Able to support full commercial scale needs ▪ ANI employees on - site full time to oversee manufacturing and analytical operations Update Analytical Methods

13 Modernize API Manufacturing Process & Analytics 13 Manufacture API Reproduce/Modernize Historical API Manufacturing Process First Small - scale API Successfully Manufactured ▪ Objective: familiarize with each step of the API manufacturing process ▪ Weight yield assessed after completion of each process step and compared to historical results ▪ Additional chemical analysis performed on in - process samples after completion of each major process step ▪ Small - scale batch successful on first attempt Intermediate - scale API Manufacturing Ongoing ▪ Increase scale of API manufacturing process 5 - fold ▪ Objective: demonstrate lot to lot consistency ▪ Support changes to process via comparability studies ▪ Validate analytical methods Update Analytical Methods

14 Modernize API Manufacturing Process & Analytics 14 Manufacture API Reproduce/Modernize Historical API Manufacturing Process Commercial - scale Corticotropin API Manufacturing ▪ Objective: increase scale of API manufacturing process by ~ 5x from intermediate - scale ▪ Manufacture batch to demonstrate API process is well - controlled ▪ Establish in - process controls ▪ Assemble characterization package ▪ Complete viral clearance validation ▪ Complete API manufacturing process validation ▪ Manufacture registration batches with sufficient ICH stability for sNDA filing Update Analytical Methods

15 Modernize API Manufacturing Process & Analytics 15 Manufacture API Modernize Analytics Historical Analytical Methods: ▪ Out - dated and not compliant with current FDA standards ▪ Only employed at end of API manufacturing process Objectives: Update/Modernize existing analytical methods ▪ Analytical package to include modern physical, chemical and molecular biology methods Develop new methods to supplement API characterization ▪ ANI has developed unique and proprietary HPLC methods for intermediate products created after completion of each step of the modern process Introduce in - process methods ▪ ANI is tracking over a dozen different peptides known to be secreted by porcine pituitary glands Update Analytical Methods

16 Secure Drug Product Manufacturer 16 Manufacture Drug Product Ideal Contract Manufacturer RFP issued to select U.S. based drug product CMOs Strong history manufacturing sterile injectable products & FDA compliance Experience manufacturing API from animal tissues Appropriate scale to manufacture projected ANI volumes Key Items Target CMO selection and finalize supply agreement in 2017

17 Regulatory Strategy for Re - commercialization 17 Finalize Regulatory Strategy Comparability protocol ▪ Goal: Demonstrate comparability to previously marketed product ▪ Retrospective comparison to historical data package including in - process, characterization, release and stability data Fully modernize product ▪ Manufacturing process (drug substance and drug product) ▪ Analytical technology ▪ Demonstrate consistency and stability Engage FDA ▪ Type C FDA meeting planned for 2 nd half of 2017 prior to sNDA submission ▪ Objective: Outline product, review changes, updated labeling, discuss comparability approach and modernization activities Engage FDA

18 Final Corticotropin Label Subject to FDA Discussions H.P. Acthar® Label - H.P. Acthar ® Gel is a highly purified sterile preparation of the adrenocorticotropic hormone in 16% gelatin to provide a prolonged release after intramuscular or subcutaneous injection Corticotropin Label(s) - Cortrophin Gel is a purified corticotropin (ACTH) in a sterile solution of gelatin for prolonged activity - Cortrophin - Zinc (sterile corticotropin zinc hydroxide suspension USP) is a sterile aqueous suspension of purified corticotrophin (ACTH) with zinc hydroxide for repository action 18 * Currently marketed indication by Mallinckrodt + H.P. Acthar ® label was limited to these indications as of 2008 when Questcor sought approval to add Infantile Spasm to the label

Key Re-commercialization Milestones

	Duration	Status	Additional Details
Manufacture small-scale batch of corticotropin API	4 mos.	Complete	• Initial batch yields equivalent to historical yields • Analytical method development and testing ongoing • Initiate stability testing
Select drug product CMO	6 mos.	Ongoing	• RFP issued in 1Q17
Manufacture intermediate-scale batches of corticotropin API	2-3 mos. per batch	Ongoing	• Demonstrate lot to lot consistency • Further refine/modernize analytical methods and process • Establish API specifications
Type C meeting with FDA		Target 2H2017	• Present re-commercialization plan • Preliminary batch characterization and comparability data • Updated analytical methods
Manufacture demo batches of Cortrophin Gel	TBD	Target 2H2017	• Initiate formulation / fill / finish of drug product
Manufacture commercial-scale batches of corticotropin API	2-3 mos. per batch	Not started	• Process validation • Registration / Commercial batches • Initiate registration-enabling ICH stability studies
Manufacture registration batches of Cortrophin Gel	TBD	Not started	• Process validation • Registration / Commercial batches • Initiate registration-enabling ICH stability studies
Initiate registration stability for sNDA	6 mos.	Not started	• Six months of accelerated stability from drug substance and drug product batches at time of submission
sNDA submission	TBD	TBD	• PAS filing - PDUFA four month review time

ani Pharmaceuticals, Inc.

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20 Cortrophin - Substantial Commercial Opportunity 20 Commercial Opportunity Subject to finalization of: ▪ Product label ▪ ANI pricing strategy ▪ Sales and marketing plan Illustrative example^: Commercial Strategy Provide patients with drug pricing relief Deploy targeted specialty sales force Support growth of Cortrophin use through Patient, Prescriber and Payor education Engage and support key constituents ▪ Patient advocacy groups ▪ Prescribers and Payors ^ for illustrative purposes only, not company guidance Commercial Strategy Commercial Opportunity Current corticotropin market $1,220M Target market share 50% Annual ANI Operating Income (net of royalties) $200M+